Alpha Opportunistic Alternatives Fund

Class I	ACOPX

SUMMARY PROSPECTUS

January 28, 2015

Before you invest, you may want to review the Alpha Opportunistic Alternatives Fund’s (the “Opportunistic Alternatives Fund”) Statutory Prospectus, which contains more information about the Opportunistic Alternatives Fund and its risks.  The current Statutory Prospectus and Statement of Additional Information dated January 28, 2015, are incorporated by reference into this Summary Prospectus.  You can find the Opportunistic Alternatives Fund’s Statutory Prospectus and other information about the Opportunistic Alternatives Fund online at http://alphacapitalfunds.com/forms.html.  You can also get this information at no cost by calling 1-877-522-8860 or by sending an e-mail request to info@alphacapitalmgmt.com.

Investment Objective
The Opportunistic Alternatives Fund seeks to achieve long-term capital appreciation.  In pursuing its objective, the Fund looks to emphasize risk-adjusted returns and lower volatility when compared to traditional broad-based equity market indices.

Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Opportunistic Alternatives Fund.

Class I
SHAREHOLDER FEES (fees paid directly from your investment)	None

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.65%
Distribution and Service (Rule 12b-1) Fees	None
Other Expenses	0.32%
Acquired Fund Fees and Expenses(1)	1.54%
Total Annual Fund Operating Expenses(2)	2.51%
(1)	Acquired Fund Fees and Expenses (“AFFE”) are the indirect costs of investing in other investment companies.
(2)
Total Annual Fund Operating Expenses for the Fund’s Class I shares do not correlate to the Ratio of Expenses to Average Net Assets Before Expense Reimbursement and Recoupment in the Financial Highlights section of the statutory prospectus, which reflects the operating expenses of the Fund and does not include expenses attributed to AFFE.

Example
This Example is intended to help you compare the cost of investing in the Opportunistic Alternatives Fund with the cost of investing in other mutual funds.  The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.  Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class I	$254	$782	$1,335	$2,846

Portfolio Turnover
The Opportunistic Alternatives Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance.  During the most recent fiscal year, the Fund’s portfolio turnover rate was 72.20% of the average value of its portfolio.

Principal Investment Strategies of the Fund
Under normal market conditions, the Opportunistic Alternatives Fund will invest in multiple open-end and closed-end mutual funds and ETFs in an attempt to generate long-term capital appreciation, but with a lower standard deviation of returns than traditional equity market indices.  The mutual funds and ETFs (together, the “Underlying Funds”) in which the Fund invests have the ability to pursue their own investment strategies including, but not limited to: long-only strategies (Underlying Fund can only purchase securities), short-only strategies (Underlying Fund only sells securities short), long-short strategies (Underlying Fund can both purchase securities and sell securities short), arbitrage strategies (Underlying Fund attempts to profit from simultaneously purchasing one security and selling another security) and multi-asset class strategies (Underlying Fund attempts to profit by allocating capital to asset classes that show the most potential for gains).

While the Adviser will primarily invest in underlying equity mutual funds, the Underlying Funds also have the ability to pursue their own sector exposures by investing in different asset classes including, but not limited to: domestic and foreign equity securities of all types (including common and preferred stocks of any size market capitalization); domestic and foreign debt securities of all types of issuers (including corporate and government debt securities) and all maturities and ratings (including high-yield debt securities); foreign currencies; commodities or instruments whose performance is linked to the price of an underlying commodity or commodity index; other investment companies; or any combination thereof.  The foreign securities in which the Underlying Funds invest may be those of emerging markets.  The Underlying Funds may also invest in derivatives such as options, futures, swaps and credit default swaps which provide a low cost, effective way for the Fund to gain exposure to certain securities.  The Adviser itself does not use leverage or invest in derivatives.  The Opportunistic Alternatives Fund’s multiple strategies and sectors approach seeks to provide greater overall returns with similar volatility when compared to the Hedge Fund Research, Inc. (“HFRI”) Fund of Funds Composite Index.  The Fund, however, is not a hedge fund.

The Adviser employs a rigorous process in an attempt to construct a portfolio of Underlying Funds that will produce long-term capital appreciation with lower standard deviation of returns when compared to broad equity market indices.  The Adviser begins the portfolio construction process by screening the universe of Underlying Funds using qualitative inputs such as fund strategy, assets under management, fund expenses, and manager tenure, and quantitative inputs based on historical returns, standard deviation and variance of returns, value added by the Underlying Fund managers and the Underlying Fund’s sensitivity to broad market movements.  Second, the managers of Underlying Funds that make it past the initial screen are interviewed by the Adviser.  Last, the actual selection and weight of each Underlying Fund is determined by how each Underlying Fund contributes to expected portfolio returns, in addition to the Adviser’s forward looking outlook for each sector and strategy.  No single Underlying Fund will have a position size greater than 20% of net assets based on cost at the time of investment.

Underlying Funds can be sold for a number of reasons and are reviewed on a case-by-case basis.  Reasons for selling an Underlying Fund include, but are not limited to: underperformance of the Underlying Fund vs. peers or expectations, identification of a more attractive Underlying Fund, identification of a lower cost Underlying Fund, an increase in volatility of the Underlying Fund’s returns, an unwanted change or drift in an Underlying Fund’s strategy, or a change in the Underlying Fund’s management.

Because the Opportunistic Alternatives Fund is a “fund of funds,” you will indirectly bear your proportionate share of any fees and expenses charged by the Underlying Funds in which the Fund invests in addition to the expenses of the Fund.  Actual underlying expenses are expected to vary with changes in the allocation of the Fund’s assets among various Underlying Funds.

Principal Risks of Investing in the Fund
Losing all or a portion of your investment is a risk of investing in the Opportunistic Alternatives Fund.  The following additional risks, which are primarily risks of the Underlying Funds, could affect the value of your investment:

•	Management Risk – The Opportunistic Alternatives Fund is an actively managed portfolio. The Adviser’s management practices and investment strategies might not work to produce the desired results.

•
ETF and Mutual Fund Risk – When the Opportunistic Alternatives Fund invests in an ETF or mutual fund, it will bear additional expenses based on its pro rata share of the ETF’s or mutual fund’s operating expenses, including the potential duplication of management fees.  The risk of owning an ETF or mutual fund generally reflects the risks of owning the underlying securities the ETF or mutual fund holds.  The Fund also will incur brokerage costs when it purchases ETFs.

•
Closed-End Fund Risk – The value of the shares of closed-end funds may be lower than the value of the portfolio securities held by the closed-end fund. Closed-end funds may trade infrequently, with small volume, which may make it difficult for the Fund to buy and sell shares. Also, the market price of closed-end funds tends to rise more in response to buying demand and fall more in response to selling pressure than is the case with larger capitalization companies.

•
Equity Market Risk – Common and preferred stocks are susceptible to general stock market fluctuations and to volatile increases and decreases in value.  Preferred stocks are also subject to the risk that interest rates will rise resulting in a decrease in their value.  The stock market may experience declines or stocks in an Underlying Fund’s portfolio may not increase their earnings at the rate anticipated.

•
Interest Rate Risk – The risk that fixed income securities will decline in value because of changes in interest rates.  It is likely there will be less governmental action in the near future to maintain low interest rates.  The negative impact on fixed income securities from the resulting rate increases for that and other reasons could be swift and significant.

•
Default Risk – The Opportunistic Alternatives Fund could lose money if the issuer or guarantor of a fixed income security owned by an Underlying Fund, or the counterparty to a derivative contract, is unable or unwilling to meet its financial obligations.

•
High Yield Securities Risk – Fixed income securities in an Underlying Fund that are rated below investment grade (i.e., “junk bonds”) are subject to additional risk factors such as increased possibility of default liquidation of the security, and changes in value based on public perception of the issuer.  High yield securities are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments.

•
Foreign and Emerging Market Securities Risk – To the extent the Opportunistic Alternatives Fund invests in Underlying Funds that invest in the securities of foreign issuers, including emerging market issuers, the Fund is exposed to certain risks that can include fluctuations in foreign currencies, foreign currency exchange controls, political and economic instability, differences in securities regulation and trading, and foreign taxation issues.  These risks are greater in emerging markets.

•
Currency Risk – Changes in foreign currency exchange rates will affect the value of what an Underlying Fund owns and the Underlying Fund’s share price. Generally, when the U.S. dollar rises in value against a foreign currency, an investment in that country loses value because that currency is worth fewer U.S. dollars.  Devaluation of a currency by a country’s government or banking authority also will have a significant impact on the value of any investments denominated in that currency. Currency markets generally are not as regulated as securities markets.

•
Short Sales Risk – Short sales involve specific risk considerations and may be considered a speculative technique.  For example, under adverse market conditions, an Underlying Fund might have difficulty purchasing securities to meet its short sale delivery obligations, and might have to sell portfolio securities to raise the capital necessary to meet its short sale obligations at a time when fundamental investment considerations would not favor such sales.

•
Commodities Risk – Investments by an Underlying Fund in companies involved in commodity-related businesses may be subject to greater volatility than investments in companies involved in more traditional businesses. This is because the value of companies in commodity-related businesses may be affected by overall market movements and other factors affecting the value of a particular industry or commodity, such as weather, disease, embargoes, or political and regulatory developments.

•
Derivatives Risk – An Underlying Fund’s use of derivatives (which may include options, futures, swaps and credit default swaps) may reduce the Underlying Fund’s returns and/or increase volatility.  A risk of the Underlying Fund’s use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets.  Additionally, derivatives are also subject to liquidity risk, interest rate risk, market risk, credit risk and management risk.

•
Small- and Medium-Sized Company Risk – The Opportunistic Alternatives Fund invests in Underlying Funds that invest in small- and medium-sized companies which often have less predictable earnings, more limited product lines, markets, distribution channels or financial resources and the management of such companies may be dependent upon one or a few key people.  The market movements of equity securities of small- and medium-sized companies may be more abrupt and volatile than the market movements of equity securities of larger, more established companies or the stock market in general and small-sized companies in particular, are generally less liquid than the equity securities of larger companies.

•	Asset Allocation Risk – The Opportunistic Alternatives Fund’s allocation among Underlying Funds with various asset classes and investments may not produce the desired results.

•
Leverage Risk – When an Underlying Fund uses derivatives for leverage, investments in that Underlying Fund will tend to be more volatile, resulting in larger gains or losses in response to market changes.  Because many derivatives have a leverage component, adverse changes in the value or level of the underlying asset, reference rate or index can result in a loss substantially greater than the amount invested in the derivative itself. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment.

•
Concentration Risk – To the extent the Underlying Funds concentrate their investments in a particular industry or sector; such Underlying Fund’s shares may be more volatile and fluctuate more than shares of a fund investing in a broader range of securities.

•
Sector Risk – To the extent the Opportunistic Alternatives Fund invests in an Underlying Fund that invests a significant portion of its assets in the securities of companies in the same sector of the market, the Fund is more susceptible to economic, political, regulatory and other occurrences influencing those sectors.

•
Portfolio Turnover Risk – A high portfolio turnover rate (100% or more) has the potential to result in the realization and distribution to shareholders of higher capital gains, which may subject you to a higher tax liability.

Performance
The following information provides some indication of the risks of investing in the Opportunistic Alternatives Fund by showing the Fund’s Class I  performance from year to year and by showing how the Fund’s Class I average annual returns for 1 year and since inception compare with those of broad measures of market performance.  The Fund’s past performance, before and after taxes, does not necessarily indicate how it will perform in the future.  Updated performance information is available on the Fund’s website at www.alphacapitalfunds.com or by calling the Fund toll-free at 1-877-9AlphaC (1-877-925-7422).

Calendar Year Total Returns as of December 31 – Class I

During the period of time shown in the bar chart, the Opportunistic Alternatives Fund’s highest quarterly return was 3.76% for the quarter ended September 30, 2012, and the lowest quarterly return was
-2.76% for the quarter ended December 31, 2014.

Average Annual Total Returns
(for the periods ended December 31, 2014)
Class I Shares	1 Year	Since Inception (1/31/2011)
Return Before Taxes	-0.15%	2.01%
Return After Taxes on Distributions	-1.14%	1.45%
Return After Taxes on Distributions and Sale of Fund Shares	0.07%	1.36%
HFRI Fund of Funds Composite Index (reflects no deduction for taxes)	3.35%	2.72%
Barclays Capital U.S. Aggregate Bond Index* (reflects no deduction for fees, expenses, or taxes)	5.97%	3.99%
S&P 500® Index (reflects no deduction for fees, expenses, or taxes)	13.69%	15.22%
*  Effective January 28, 2015, the Barclays Capital U.S. Aggregate Bond Index has replaced the S&P 500 Index as a more appropriate comparative index for the Fund.

The after-tax returns were calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.  Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold shares of the Fund through tax-deferred arrangements, such as 401(k) plans or IRAs.

The Return After Taxes on Distributions and Sale of Fund Shares is higher than other return figures when a capital loss occurs upon the redemption of Fund shares.

Management
Investment Adviser: Alpha Capital Funds Management, LLC is the investment adviser of the Opportunistic Alternatives Fund.

Portfolio Manager:  Mr. Bradley H. Alford, CFA, is the Chief Investment Officer and a Portfolio Manager of the Adviser and is the portfolio manager responsible for the day-to-day management of the Opportunistic Alternatives Fund.  He has managed the Fund since its inception in January 2011.

Purchase and Sale of Fund Shares
You may purchase, redeem or exchange Class I shares on any business day by written request via mail (Alpha Opportunistic Alternatives Fund, c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, Wisconsin 53201-0701), by telephone at 1-877-9AlphaC (1-877-925-7422), or through a financial intermediary.  You may also purchase or redeem Class I shares by wire transfer.  Investors who wish to purchase, redeem or exchange Fund shares through a financial intermediary should contact the financial intermediary directly.  The minimum initial and subsequent investment amounts are shown below.

Type of Account	To Open Your Account	To Add to Your Account
Regular	$10,000	$100
IRAs (Traditional, Roth, SEP, and SIMPLE IRAs), 403(b) Accounts, Qualified Plan Accounts)	$5,000	$100

Tax Information
The Opportunistic Alternatives Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred, such as a 401(k) plan or an IRA.  Distributions on investments made through tax-deferred arrangements may be taxed later upon withdrawal of assets from those accounts.

Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the Opportunistic Alternatives Fund through a broker-dealer or other financial intermediary, the Fund and/or the Adviser may pay the intermediary for the sale of Fund shares and related services.  These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment.  Ask your salesperson or visit your financial intermediary’s website for more information.